UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 20, 2006

THE KNOT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	0-28271 (Commission File Number)	13-3895178 (I.R.S. Employer Identification No.)

462 Broadway, 6th Floor, New York, New York (Address of Principal Executive Offices)		10013 (Zip Code)

Registrant’s telephone number, including area code: (212) 219-8555

(Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Matthew Strauss has informed The Knot that he currently expects to resign from The Knot's Board of Directors following the completion of the proposed public offering by The Knot of shares of its common stock and the sale by affiliates of Comcast Corporation and other selling stockholders of the shares of The Knot's common stock owned by them pursuant to a Registration Statement on Form S-3 being filed by The Knot today with the Securities and Exchange Commission.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KNOT, INC. (Registrant)

Date: July 20, 2006	By:	/s/ RICHARD E. SZEFC Richard E. Szefc Chief Financial Officer, Treasurer and Secretary